SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      March 26, 2002 (March 25, 2002)
                --------------------------------------------
             Date of Report (Date of earliest event reported):


                              RCN Corporation
                --------------------------------------------
           (Exact name of Registrant as specified in its charter)


         Delaware                   0-22825                 22-3498533
------------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer
                                                         Identification Number)


                            105 Carnegie Center
                          Princeton, NJ 08540-6215
       --------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (609) 734-3700
          --------------------------------------------------------
            (Registrant's telephone number, including area code)



                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)









Item 5.  Other Events

         On March 25, 2002 RCN Corporation announced it had entered into an amendment to its senior secured credit facility (the "Amendment"). The Amendment and a press release with respect thereto are attached hereto as Exhibits 4.1 and 99.1, respectively.


Item 7.  Financial Statements and Exhibits

a) Exhibits

Exhibit 4.1 FOURTH AMENDMENT dated as of March 25, 2002, to the Credit Agreement, dated as of June 3, 1999, as amended, among RCN, the Borrowers named therein, the Lenders party thereto, and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent

Exhibit 99.1      RCN Corporation Press Release, dated March 26, 2002



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 26, 2002


                                         RCN CORPORATION


                                         By: /s/ John J. Jones
                                             -------------------------
                                         John J. Jones
                                         Executive Vice President, General
                                         Counsel and Corporate Secretary




EXHIBIT INDEX


Exhibit 4.1 FOURTH AMENDMENT dated as of March 25, 2002, to the Credit Agreement, dated as of June 3, 1999, as amended, among RCN, the Borrowers named therein, the Lenders party thereto, and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent


Exhibit 99.1      RCN Corporation Press Release, dated March 26, 2002